SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 10, 1998


                                     DynCorp
             (Exact name of registrant as specified in its charter)

                 Delaware
 (State or other jurisdiction of incorporation)
                           1-3879                      36-2408747
                (Commission File Number)      (IRS Employer Identification No.)

           2000 Edmund Halley Drive, Reston, Virginia             20191-3436
            (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (703) 264-0330

                                 Not applicable
          (Former name or former address, if changed since last report)



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Item 8. -- Change in Fiscal Year

         On February 23, 1999, the Board of Directors of DynCorp amended the Company's by-laws to provide that the Company's fiscal year would constitute the 52 or 53-week period ending on the last Thursday in December, from and after the 52-week period ending December 30, 1999. Formerly, the fiscal year ended on December 31. The report covering the transition period will be filed on Form 10-K for 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DynCorp


Date:  February 26, 1999               /s/ H. Montgomery Hougen

                                           H. Montgomery Hougen
                                           Vice President and Secretary